Exhibit 4.7

                          FIRST SUPPLEMENTAL INDENTURE


     FIRST SUPPLEMENTAL INDENTURE, dated as of January 11, 2001, among Delta Financial Corporation, a Delaware corporation (the "Company"), as issuer, each of Delta Funding Corporation, a New York corporation, DF Special Holdings Corporation, a Delaware corporation, Fidelity Mortgage Inc., a Delaware corporation, DFC Financial Corporation, a Delaware corporation, DFC Financial of Canada Limited, an Ontario, Canada corporation, DFC Funding of Canada Limited, an Ontario, Canada corporation, Continental Property Management Corp., a New York corporation, Delta Funding Residual Holding Trust 2000-1, a Delaware trust, Delta Funding Residual Holding Trust 2000-2, a Delaware trust (collectively, the "Subsidiary Guarantors") and U.S. Bank Trust National Association, a national banking association incorporated under the laws of the United States, as trustee (the "Trustee") under the Indenture referred to below.

     WHEREAS, the Company, the Subsidiary Guarantors and the Trustee have previously entered into an Indenture dated as of December 21, 2000 (the "Indenture") relating to the Company's 9 1/2% Senior Secured Notes Due 2004 (the "Notes");

     WHEREAS, Section 9.2 of the Indenture provides that the Company, the Subsidiary Guarantors and the Trustee may, with the written consent of the holders of at least a majority in principal amount of the outstanding Notes, amend or supplement the Indenture as provided herein;

     WHEREAS, the holders of a majority in principal amount of the outstanding Notes have consented to this First Supplemental Indenture and agreed to amend the Indenture as set forth herein; and

     WHEREAS, all acts and things prescribed by law and by the Company's and the Subsidiary Guarantors' Certificates of Incorporation and By-laws (each as now in effect) necessary to make this First Supplemental Indenture a valid instrument legally binding on the Company and the Subsidiary Guarantors for the purposes herein expressed, in accordance with its terms, have been duly done and performed.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Subsidiary Guarantors and the Trustee hereby agree for the benefit of each other and the equal and ratable benefit of the holders of the Notes as follows:

     1. AMENDMENTS.

     A. The paragraph included in Section 4.11 of the Indenture is hereby amended by adding the following at the end thereof:

     "Notwithstanding any provision in this Indenture to the contrary, the entry from time to time by the Company or one or more of the Subsidiary Guarantors with Ocwen Federal Bank, FSB, or its affiliates, successors or assigns (the "Sub-Servicer") into one or more sub-servicing agreements pursuant to which the Sub-Servicer will act as servicer of Receivables and which will be terminable at the election of the Company or a Subsidiary Guarantors for any reason (with payment of specified fees and penalties) on not more than 90 days' prior written notice shall not be deemed a breach of this Section 4.11 or any other provision of this Indenture."

     B. The third paragraph included in Section 4.17 of the Indenture is hereby amended by adding the following at the end thereof:

     "The term `special purpose vehicle' as used herein means a direct wholly owned subsidiary of Delta Funding or DF Special Holdings, as the case may be, which is not a Restricted Subsidiary and which has no liabilities other than liabilities incurred in connection with Securitizations."

     C. Section 4.17 of the Indenture is hereby amended by adding the following paragraph after the third paragraph thereof:

     "For purposes of this Section 4.17, in order for a Residual Receivable deposited into the Residual Collateral Trusts to be counted towards the Minimum Residual Amount and/or Minimum Senior Residual Amount, there must be on file with the Delaware Secretary of State, New York Secretary of State and Nassau County, New York (and each other county or jurisdiction where DF Special Holdings or Delta Funding as the case may be is incorporated, has a place of business or a chief executive office), in each case in the office for filing Uniform Commercial Code ("UCC") financing statements, a UCC-1, executed by DF Special Holdings in the case of Residual Receivables on deposit in the 2000-1 Trust, or executed by Delta Funding, in the case of Residual Receivables on deposit in the 2000-2 Trust, in the form attached hereto as Exhibit 4.17(a) in the case of Residual Receivables on deposit in the 2000-1 Trust or in the form attached hereto as 4.17(b), in the case of Residual Receivables on deposit in the 2000-2 Trust, attached to which as Schedule I thereto is the Certificate Schedule or the amended Certificate Schedule required to be delivered to the Owner Trustee pursuant to Section 4.1 of the 2000-1 Trust Agreement or 2000-2 Trust Agreement, as the case may be, which Certificate Schedule or the amended Certificate Schedule lists the asset back certificates or underlying certificates which constitute such Residual Receivable."

     D. The paragraph included in Section 4.23 of the Indenture is hereby deleted in its entirety and replaced by the following:

     "The Company and the Subsidiary Guarantors, on a consolidated basis, will not, at any time, permit their consolidated Tangible Net Worth to be less than the greater of (A) $45,000,000 and (B) the Tangible Net Worth requirement (if any) set forth in the then-effective Warehouse Facilities."

     E. Section 9.01 of the Indenture is hereby amended by adding the following paragraph after the third paragraph thereof:

     "Notwithstanding any provision in this Indenture to the contrary, Delta may without notice to or the consent of any Holder (i) amend or supplement one or more of the Back-Up Servicing Agreements to provide for the replacement of the Back-Up Servicer then in place with the Sub-Servicer or another nationally recognized servicer and/or (ii) enter into one or more Back-Up Servicing Agreements with the Sub-Servicer acting as servicer."

     2. EFFECTIVENESS. This First Supplemental Indenture shall be effective as of the date hereof.

     3. CONSTRUCTION. For all purposes of this First Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this First Supplemental Indenture refer to this First Supplemental Indenture as a whole and not to any particular Section hereof.

     4. TRUSTEE ACCEPTANCE. The Trustee accepts the amendment of the Indenture effected by this First Supplemental Indenture and agrees to execute the trust created by the Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of the Company and makes no representations as to the validity, enforceability against the Company, or sufficiently of this First Supplemental Indenture.

     5. INDEMNIFICATION OF TRUSTEE. The Company shall indemnify the Trustee against any and all losses, liabilities or expenses, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred by the Trustee arising out of or resulting from the execution of this First Supplemental Indenture, including the costs and expenses of enforcing this First Supplemental Indenture against the Company (including this Section 5) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to the Trustee's negligence, bad faith or willful misconduct.

     6. OWNER TRUSTEE. It is expressly understood and agreed by the parties that
(a) this First Supplemental Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the 2000-1 Trust Agreement and the 2000-2 Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trusts is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trusts, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trusts or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trusts under this First Supplemental Indenture or any other related documents.

     7. INDENTURE RATIFIED. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

     8. HOLDERS BOUND. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

     9. SUCCESSORS AND ASSIGNS. This First Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10. COUNTERPARTS. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

     11. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS FIRST SUPPLEMENTAL INDENTURE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     IN WITNESS WHEREOF, the Company, the Subsidiary Guarantors and the Trustee have caused this First Supplemental Indenture to be signed and executed as of the day and year first above written.

                                        DELTA FINANCIAL CORPORATION


                                        By:  ___________________________________
                                             Name: Marc E. Miller
                                             Title: Senior Vice President


                                        DELTA FUNDING CORPORATION


                                        By:  ___________________________________
                                             Name: Marc E. Miller
                                             Title: Senior Vice President


                                        DF SPECIAL HOLDINGS CORPORATION


                                        By:  ___________________________________
                                             Name: Marc E. Miller
                                             Title: Senior Vice President


                                        FIDELITY MORTGAGE INC.


                                        By:  ___________________________________
                                             Name: Marc E. Miller
                                             Title: Senior Vice President


                                        DFC FINANCIAL CORPORATION


                                        By:  ___________________________________
                                             Name: Marc E. Miller
                                             Title: Senior Vice President


                                        DFC FINANCIAL OF CANADA LIMITED


                                        By:  ___________________________________
                                             Name: Marc E. Miller
                                             Title: Senior Vice President


                                        DFC FUNDING OF CANADA LIMITED


                                        By:  ___________________________________
                                             Name: Marc E. Miller
                                             Title: Senior Vice President


                                        CONTINENTAL PROPERTY MANAGEMENT CORP.


                                        By:  ___________________________________
                                             Name: Marc E. Miller
                                             Title: Senior Vice President


                                        DELTA FUNDING RESIDUAL HOLDING
                                        TRUST 2000-1

                                        By:  WILMINGTON TRUST COMPANY, not in
                                        its individual capacity but solely as
                                        Owner Trustee


                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        DELTA FUNDING RESIDUAL HOLDING
                                        TRUST 2000-2

                                        By:  WILMINGTON TRUST COMPANY, not in
                                        its individual capacity but solely as
                                        Owner Trustee


                                        By:  ___________________________________
                                             Name:
                                             Title:


                                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        Indenture Trustee


                                        By:  ___________________________________
                                             Name:
                                             Title:

                                                         FORM OF EXHIBIT 4.17(A)

                         DF SPECIAL HOLDINGS CORPORATION
                                    AS DEBTOR
                                       AND
                 WILMINGTON TRUST COMPANY , AS OWNER TRUSTEE, AS
                                  SECURED PARTY


     Wilmington Trust Company is Owner Trustee under the Deposit Trust Agreement, dated as of December 22, 2000, between DF Special Holdings Corporation, as Depositor, and Wilmington Trust Company, as Owner Trustee, relating to Delta Funding Residual Holding Trust 2000-1. There has been assigned to or are being held by Wilmington Trust Company as Owner Trustee all of the asset-backed certificates and/or owner trust certificates (the "Underlying Certificates") now or hereafter held as part of the Trust Estate as set forth in the Certificate Schedule maintained with the Owner Trustee, including without limitation all amounts payable to, and all rights of, the holder of the Underlying Certificates under the pooling and service agreements and/or trust agreements pursuant to which the Underlying Certificates were issued, and all other assets, instruments, money, negotiable documents, chattel paper, securities, investment property and financial assets at any time comprising part of the Trust Estate, whether now existing or hereafter created or acquired and the proceeds thereof. A list of all Underlying Certificates currently held as part of the Trust Estate are set forth on Schedule I hereto.

                                                   SCHEDULE I TO EXHIBIT 4.17(A)


1. Delta Funding Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Series 1997-1, Class R-1-1, representing a 99.999999% percentage interest in such class.

2. Delta Funding Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Series 1997-1, Class R-2, representing a 99.999999% percentage interest in such class.

3. Delta Funding Home Equity Loan Trust 1997-2, Home Equity Loan Asset-Backed Certificates, Series 1997-2, Class R-1, representing a 99.999999% percentage interest in such class.

4. Delta Funding Home Equity Loan Trust 1997-2, Home Equity Loan Asset-Backed Certificates, Series 1997-2, Class R-2, representing a 99.999999% percentage interest in such class.

9. Delta Funding Home Equity Loan Trust 1997-3, Home Equity Loan Asset-Backed Certificates, Series 1997-3, Class R-1, representing a 0.000001% percentage interest in such class.

10. Delta Funding Home Equity Loan Trust 1997-3, Home Equity Loan Asset-Backed Certificates, Series 1997-3, Class R-2, representing a 0.000001% percentage interest in such class.

11. Delta Funding Home Equity Loan Trust 1997-4, Home Equity Loan Asset-Backed Certificates, Series 1997-4, Class R-1, representing a 99.999999% percentage interest in such class.

12. Delta Funding Home Equity Loan Trust 1997-4, Home Equity Loan Asset-Backed Certificates, Series 1997-4, Class R-2, representing a 99.999999% percentage interest in such class.

13. Delta Funding Home Equity Loan Trust 1998-2, Home Equity Loan Asset-Backed Certificates, Series 1998-2, Class R-2, representing a 99.999999% percentage interest in such class.

14. Delta Funding Home Equity Loan Trust 1998-2, Home Equity Loan Asset-Backed Certificates, Series 1998-2, Class R-1, representing a 99.999999% percentage interest in such class.

15. Delta Funding Home Equity Loan Trust 1998-3, Home Equity Loan Asset-Backed Certificates, Series 1998-3, Class R-1, representing a 99.999999% percentage interest in such class.

16. Delta Funding Home Equity Loan Trust 1998-3, Home Equity Loan Asset-Backed Certificates, Series 1998-3, Class R-2, representing a 99.999999% percentage interest in such class.

17. Delta Funding Home Equity Loan Trust 1998-3, Home Equity Loan Asset-Backed Certificates, Series 1998-3, Class R-3, representing a 99.999999% percentage interest in such class.

18. Delta Funding Home Equity Loan Trust 1998-4, Home Equity Loan Asset-Backed Certificates, Series 1998-4, Class R-1, representing a 99.999999% percentage interest in such class.

19. Delta Funding Home Equity Loan Trust 1998-4, Home Equity Loan Asset-Backed Certificates, Series 1998-4, Class R-2, representing a 99.999999% percentage interest in such class.

20. Delta Funding Home Equity Loan Trust 1998-4, Home Equity Loan Asset-Backed Certificates, Series 1998-4, Class R-3, representing a 99.999999% percentage interest in such class.

21. Delta Funding Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Certificates, Series 1999-1, Class R-1, representing a 99.999999% percentage interest in such class.

22. Delta Funding Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Certificates, Series 1999-1, Class R-2, representing a 99.999999% percentage interest in such class.

23. Delta Funding Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Certificates, Series 1999-1, Class R-3, representing a 99.999999% percentage interest in such class.

24. Delta Funding Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Certificates, Series 1999-2, Class R-1, representing a 99.999999% percentage interest in such class.

25. Delta Funding Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Certificates, Series 1999-2, Class R-2, representing a 99.999999% percentage interest in such class.

26. Delta Funding Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Certificates, Series 1999-2, Class R-3, representing a 99.999999% percentage interest in such class.

27. Delta Funding Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Certificates, Series 1999-3 representing a 100% percentage interest in such Class BIO.

28. Delta Funding Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Certificates, Series 1999-3, Class BIO, representing a 100% percentage interest in such class.

29. Delta Funding Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Certificates, Series 1999-3, Class R-1, representing a 99.999999% percentage interest in such class.

30. Delta Funding Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Certificates, Series 1999-3, Class R-2, representing a 99.999999% percentage interest in such class.

31. Delta Funding Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Certificates, Series 1999-3, Class R-3, representing a 99.999999% percentage interest in such class.

32. Delta Funding Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates, Series 2000-1, Class BIO, representing a 100.00% percentage interest in such class.

33. Delta Funding Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates, Series 2000-1, Class R-1, representing a 99.999999% percentage interest in such class.

34. Delta Funding Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates, Series 2000-1, Class R-2, representing a 99.999999% percentage interest in such class.

35. Delta Funding Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates, Series 2000-1, Class R-3, representing a 99.999999% percentage interest in such class.

36. Delta Funding Home Equity Loan Trust 2000-2, Home Equity Loan Asset-Backed Certificates, Series 2000-2, Class BIO, representing a 100% percentage interest in such class.

37. Delta Funding Home Equity Loan Trust 2000-2, Home Equity Loan Asset-Backed Certificates, Series 2000-2, Class R-1, representing a 99.999999% percentage interest in such class.

38. Delta Funding Home Equity Loan Trust 2000-2, Home Equity Loan Asset-Backed Certificates, Series 2000-2, Class R-2, representing a 99.999999% percentage interest in such class.

39. Delta Funding Home Equity Loan Trust 2000-2, Home Equity Loan Asset-Backed Certificates, Series 2000-2, Class R-3, representing a 99.999999% percentage interest in such class.

40. Delta Funding Home Equity Loan Trust 2000-3, Home Equity Loan Asset-Backed Certificates, Series 2000-3, Class BIO, representing a 100.00% percentage interest in such class.

41. Delta Funding Home Equity Loan Trust 2000-3, Home Equity Loan Asset-Backed Certificates, 2000-3, Class R-1, representing a 99.999999% percentage interest in such class.

42. Delta Funding Home Equity Loan Trust 2000-3, Home Equity Loan Asset-Backed Certificates, Series 2000-3, Class R-2, representing a 99.999999% percentage interest in such class.

43. Delta Funding Home Equity Loan Trust 2000-3, Home Equity Loan Asset-Backed Certificates, Series 2000-3, Class R-3, representing a 99.999999% percentage interest in such class.

44. Delta Funding Home Equity Loan Trust 2000-4, Home Equity Loan Asset-Backed Certificates, Series 2000-4, Class BIO, representing a 100.00% percentage interest in such class.

45. Delta Funding Home Equity Loan Trust 2000-4, Home Equity Loan Asset-Backed Certificates, Series 2000-4, Class R-1, representing a 99.999999% percentage interest in such class.

46. Delta Funding Home Equity Loan Trust 2000-4, Home Equity Loan Asset-Backed Certificates, Series 2000-4, Class R-2, representing a 99.999999% percentage interest in such class.

47. Delta Funding Home Equity Loan Trust 2000-4, Home Equity Loan Asset-Backed Certificates, Series 2000-4, Class R-3, representing a 99.999999% percentage interest in such class.

                                                         FORM OF EXHIBIT 4.17(B)

                            DELTA FUNDING CORPORATION
                                    AS DEBTOR
                                       AND
                 WILMINGTON TRUST COMPANY , AS OWNER TRUSTEE, AS
                                  SECURED PARTY


     Wilmington Trust Company is Owner Trustee under the Deposit Trust Agreement, dated as of December 22, 2000, between Delta Funding Corporation, as Depositor, and Wilmington Trust Company, as Owner Trustee, relating to Delta Funding Residual Holding Trust 2000-2. There has been assigned to or are being held by Wilmington Trust Company as Owner Trustee all of the asset-backed certificates and/or owner trust certificates (the "Underlying Certificates") now or hereafter held as part of the Trust Estate as set forth in the Certificate Schedule maintained with the Owner Trustee, including without limitation all amounts payable to, and all rights of, the holder of the Underlying Certificates under the pooling and service agreements and/or trust agreements pursuant to which the Underlying Certificates were issued, and all other assets, instruments, money, negotiable documents, chattel paper, securities, investment property and financial assets at any time comprising part of the Trust Estate, whether now existing or hereafter created or acquired and the proceeds thereof. A list of all Underlying Certificates currently held as part of the Trust Estate are set forth on Schedule I hereto.

                                                   SCHEDULE I TO EXHIBIT 4.17(B)

1. CTS Home Equity Loan Trust 1994-2, Mortgage Pass-Through Certificate, Series 1994-2, Class R, representing a 75.000% percentage interest in such class.

2. Delta Funding Home Equity Loan Trust 1995-2, Home Equity Loan Asset-Backed Certificates, Series 1995-2, Class R, representing a 99.999999% percentage interest in such class.

3. Delta Funding Home Equity Loan Trust 1996-1, Home Equity Loan Asset-Backed Certificates, Series 1996-1, Class R, representing a 99.999999% percentage interest in such class.

4. Delta Funding Home Equity Loan Trust 1996-2, Home Equity Loan Pass-Through Certificates, Series 1996-2, Class R, representing a 99.999999% percentage interest in such class.

5. Delta Funding Home Equity Loan Trust 1996-3, Home Equity Loan Pass-Through Certificates, Series 1996-3, Class R-1, representing a 99.999999% percentage interest in such class.

6. Delta Funding Home Equity Loan Trust 1996-3, Home Equity Loan Asset-Backed Certificates, Series 1996-3, Class R-2, representing a 99.999999% percentage interest in such class.

7. Delta Funding Home Equity Loan Trust 1997-2, Home Equity Loan Asset-Backed Certificates, Series 1997-2, Class R-1, representing a 0.000001% percentage interest in such class.

8. Delta Funding Home Equity Loan Trust 1997-2, Home Equity Loan Asset-Backed Certificates, Series 1997-2, Class R-2, representing a 0.000001% percentage interest in such class.

9. Delta Funding Home Equity Loan Trust 1997-4, Home Equity Loan Asset-Backed Certificates, Series 1997-4, Class R-1, representing a 0.000001% percentage interest in such class.

10. Delta Funding Home Equity Loan Trust 1997-4, Home Equity Loan Asset-Backed Certificates, Series 1997-4, Class R-2, representing a 0.000001% percentage interest in such class.

11. Delta Funding Home Equity Loan Trust 1998-1, Home Equity Loan Asset-Backed Certificates, Series 1998-1, Class R-1, representing a 0.000001% percentage interest in such class.

12. Delta Funding Home Equity Loan Trust 1998-1, Home Equity Loan Asset-Backed Certificates, Series 1998-1, Class R-2, representing a 0.000001% percentage interest in such class.

13. Delta Funding Home Equity Loan Trust 1998-2, Home Equity Loan Asset-Backed Certificates, Series 1998-2, Class R-1, representing a 0.000001% percentage interest in such class.

14. Delta Funding Home Equity Loan Trust 1998-2, Home Equity Loan Asset-Backed Certificates, Series 1998-2, Class R-2, representing a 0.000001% percentage interest in such class.

15. Delta Funding Home Equity Loan Trust 1998-3, Home Equity Loan Asset-Backed Certificates, Series 1998-3, Class R-1, representing a 0.000001% percentage interest in such class.

16. Delta Funding Home Equity Loan Trust 1998-3, Home Equity Loan Asset-Backed Certificates, Series 1998-3, Class R-2, representing a 0.000001% percentage interest in such class.

17. Delta Funding Home Equity Loan Trust 1998-3, Home Equity Loan Asset-Backed Certificates, Series 1998-3, Class R-3, representing a 0.000001% percentage interest in such class.

18. Delta Funding Home Equity Loan Trust 1998-4, Home Equity Loan Asset-Backed Certificates, Series 1998-4, Class R-1, representing a 0.000001% percentage interest in such class.

19. Delta Funding Home Equity Loan Trust 1998-4, Home Equity Loan Asset-Backed Certificates, Series 1998-4, Class R-2, representing a 0.000001% percentage interest in such class.

20. Delta Funding Home Equity Loan Trust 1998-4, Home Equity Loan Asset-Backed Certificates, Series 1998-4, Class R-3, representing a 0.000001% percentage interest in such class.

21. Delta Funding Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Certificates, Series 1999-1, Class R-1, representing a 0.000001% percentage interest in such class.

22. Delta Funding Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Certificates, Series 1999-1, Class R-2, representing a 0.000001% percentage interest in such class.

23. Delta Funding Home Equity Loan Trust 1999-1, Home Equity Loan Asset-Backed Certificates, Series 1999-1, Class R-3, representing a 0.000001% percentage interest in such class.

24. Delta Funding Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Certificates, Series 1999-2, Class R-1, representing a 0.000001% percentage interest in such class.

25. Delta Funding Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Certificates, Series 1999-2, Class R-2, representing a 0.000001% percentage interest in such class.

26. Delta Funding Home Equity Loan Trust 1999-2, Home Equity Loan Asset-Backed Certificates, Series 1999-2, Class R-3, representing a 0.000001% percentage interest in such class.

27. Delta Funding Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Certificates, Series 1999-3, Class R-1, representing a 0.000001% percentage interest in such class.

28. Delta Funding Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Certificates, Series 1999-3, Class R-2, representing a 0.000001% percentage interest in such class.

29. Delta Funding Home Equity Loan Trust 1999-3, Home Equity Loan Asset-Backed Certificates, Series 1999-3, Class R-3, representing a 0.000001% percentage interest in such class.

30. Delta Funding Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates, Series 2000-1, Class R-1, representing a 0.000001% percentage interest in such class.

31. Delta Funding Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates, Series 2000-1, Class R-2, representing a 0.000001% percentage interest in such class.

32. Delta Funding Home Equity Loan Trust 2000-1, Home Equity Loan Asset-Backed Certificates, Series 2000-1, Class R-3, representing a 0.000001% percentage interest in such class.

33. Delta Funding Home Equity Loan Trust 2000-2, Home Equity Loan Asset-Backed Certificates, Series 2000-2, Class R-1, representing a 0.000001% percentage interest in such class.

34. Delta Funding Home Equity Loan Trust 2000-2, Home Equity Loan Asset-Backed Certificates, Series 2000-2, Class R-2, representing a 0.000001% percentage interest in such class.

35. Delta Funding Home Equity Loan Trust 2000-2, Home Equity Loan Asset-Backed Certificates, Series 2000-2, Class R-3, representing a 0.000001% percentage interest in such class.

36. Delta Funding Home Equity Loan Trust 2000-3, Home Equity Loan Asset-Backed Certificates, 2000-3, Class R-1, representing a 0.000001% percentage interest in such class.

37. Delta Funding Home Equity Loan Trust 2000-3, Home Equity Loan Asset-Backed Certificates, Series 2000-3, Class R-2, representing a 0.000001% percentage interest in such class.

38. Delta Funding Home Equity Loan Trust 2000-3, Home Equity Loan Asset-Backed Certificates, Series 2000-3, Class R-3, representing a 0.000001% percentage interest in such class.

39. Delta Funding Home Equity Loan Trust 2000-4, Home Equity Loan Asset-Backed Certificates, Series 2000-4, Class R-1, representing a 0.000001% percentage interest in such class.

40. Delta Funding Home Equity Loan Trust 2000-4, Home Equity Loan Asset-Backed Certificates, Series 2000-4, Class R-2, representing a 0.000001% percentage interest in such class.

41. Delta Funding Home Equity Loan Trust 2000-4, Home Equity Loan Asset-Backed Certificates, Series 2000-4, Class R-3, representing a 0.000001% percentage interest in such class.